                             ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated July 30, 2007, between Residential
Funding Company,  LLC, a Delaware limited liability company ("RFC"),  and Residential Accredit
Loans, Inc., a Delaware corporation (the "Company").

                                           Recitals

               A.  RFC  has  entered  into  contracts   ("Seller   Contracts")   with  various
seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B.  The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C. The  Company,  RFC, as master  servicer,  and  Deutsche  Bank Trust  Company
Americas,  as trustee (the  "Trustee"),  are entering  into a Series  Supplement,  dated as of
July 1,  2007 (the  "Series  Supplement"),  and the  Standard  Terms of Pooling and  Servicing
Agreement,  dated as of July 1,  2007 (collectively,  the "Pooling and Servicing  Agreement"),
pursuant  to  which  the  Company  proposes  to  issue  Mortgage   Asset-Backed   Pass-Through
Certificates,  Series 2007-QH7 (the  "Certificates")  consisting of twenty classes  designated as Class 1-A-1,  Class 1-A-2,  Class 1-A-3,  Class 2-A-1,  Class 2-A-2, Class R-I, Class R-II,
Class R-III, Class R-IV, Class R-X,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8, Class M-9 and Class SB Certificates  representing  beneficial ownership  interests in a trust fund consisting  primarily of a pool that will be divided into
(i) the one- to four-family  residential,  payment-option,  hybrid  adjustable-rate first lien mortgage  loans with a  negative  amortization  feature  identified  in  Exhibit  One-A to the
Series  Supplement  (the  "Group 1  Loans")  and (ii)  the  one- to  four-family  residential,
payment-option,   hybrid   adjustable-rate   first  lien   mortgage   loans  with  a  negative
amortization  feature  identified  in Exhibit  One-B to the Series  Supplement  (the  "Group 2
Loans" and, together with the Group 1 Loans, the "Mortgage Loans").
               D. In  connection  with the  purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis  portion of the Class R-I,  Class R-II,  Class R-III and Class R-IV
Certificates.   The  Class 1-A-1,   Class 1-A-2,   Class  1-A-3,  Class  2-A-1,  Class  2-A-2,
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8 and
Class M-9  Certificates  were offered to investors  pursuant to a Prospectus  Supplement dated
July 27, 2007 (the "Prospectus Supplement").
               E. In  connection  with the purchase of the Mortgage  Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

               F. The  Company  and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1.     All  capitalized  terms  used  but not  defined  herein  shall  have the meanings assigned thereto in the Pooling and Servicing Agreement.

               2.     Concurrently with the execution and delivery hereof,  RFC hereby assigns to the Company  without  recourse all of its right,  title and interest in and to the Mortgage
Loans,  including  all  interest  and  principal  received on or with  respect to the Mortgage
Loans after  July 1,  2007 (other than  payments of principal and interest due on the Mortgage
Loans on or before July 1,  2007). In consideration  of such  assignment,  RFC or its designee
will  receive  from  the  Company  in   immediately   available   funds  an  amount  equal  to
$359,243,061.74  and a de minimis portion of the Class R-I, Class R-II,  Class R-III and Class
R-IV  Certificates.  In connection  with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related  Mortgage  Note (other than any
Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

        RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this
Agreement will also constitute the  assignment,  sale,  setting-over,  transfer and conveyance to the  Company,  without  recourse  (but  subject  to RFC's  covenants,  representations  and warranties  specifically  provided  herein),  of all of  RFC's  obligations  and all of  RFC's right,  title and  interest in, to and under,  whether now  existing or hereafter  acquired as owner of such  Pledged  Asset Loan with  respect to any and all  money,  securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property and other  property of whatever kind or  description  consisting  of, arising from or related,  (i) the Credit Support Pledge Agreement,  the Funding and Pledge Agreement among the
Mortgagor  or other Person  pledging the related  Pledged  Assets (the  "Customer"),  Combined
Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral
Agreement  between  GMAC  Mortgage,  LLC  and  the  Customer   (collectively,   the  "Assigned
Contracts"),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such
Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise  any  election  or  option or to make any  decision  or  determination  or to give or receive any notice,  consent,  approval or waiver  thereunder,  (iii) the Pledged  Amounts and
all  money,  securities,  security  entitlements,   accounts,  general  intangibles,   payment
intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or
conversion  rights,  rights  to  subscribe,   liquidation  dividends  or  preferences,   stock
dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other  distributions  of cash or other property that secures a Pledged Asset Loan,
(iv) all  documents,  books and records  concerning  the  foregoing  (including  all  computer programs,  tapes,  disks  and  related  items  containing  any such  information)  and (v) all insurance proceeds (including  proceeds from the Federal Deposit Insurance  Corporation or the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the
conversion,   voluntary  or  involuntary,  of  any  thereof.  The  foregoing  transfer,  sale, assignment and  conveyance  does not constitute and is not intended to result in the creation, or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed  as, a sale of the  Mortgage  Loans by RFC to the  Company.  It is,  further, not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is intended  to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be,  and  hereby is, a grant by RFC to the  Company  of a  security  interest  in all of RFC's right,  title and  interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents, money,  deposit  accounts,  certificates  of  deposit,  goods,  letters of credit,  advices of credit  and  investment  property  consisting  of,  arising  from  or  relating  to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related  Mortgage  File and  (ii) with  respect to each Mortgage Loan other than a Cooperative
Loan,  the  related  Mortgage  Note,  the  Mortgage,  any  insurance  policies  and all  other documents in the related  Mortgage  File,  (B) all monies due or to become due pursuant to the
Mortgage Loans in accordance  with the terms thereof and (C) all  proceeds of the  conversion, voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including without  limitation all amounts from time to time held or invested in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent  of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts, letters of credit,  advices of credit,  investment  property or chattel  paper shall be deemed to be "possession by the secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and
(d) notifications  to  persons  holding  such  property,  and  acknowledgments,   receipts  or
confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts  or  confirmations  from,  securities  intermediaries,  bailees  or agents of, or persons  holding for, (as  applicable) the Trustee for the purpose of perfecting such security  interest under  applicable law. RFC shall,  to the extent  consistent with this
Agreement,  take  such  reasonable  actions  as may be  necessary  to  ensure  that,  if  this
Agreement  were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such  security  interest  would be  determined  to be a perfected security  interest of first  priority  under  applicable  law and will be  maintained  as such throughout  the term of this  Agreement.  Without  limiting the  generality of the  foregoing,
RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing  date, and the Company  shall file,  or shall cause to be filed,  at the expense of RFC,  all filings necessary to maintain the  effectiveness of any original  filings  necessary under the Uniform
Commercial Code as in effect in any  jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage Loans,  including without limitation  (x) continuation  statements, and (y) such  other  statements as may be  occasioned by (1) any  change of name of RFC or the
Company,  (2) any  change of  location  of the state of  formation,  place of  business or the chief  executive  office of RFC, or (3) any  transfer of any  interest of RFC in any  Mortgage
Loan.

               Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain  all servicing rights  (including,  without  limitation,  primary  servicing and master  servicing)
relating to or arising out of the Mortgage  Loans,  and all rights to receive  servicing fees, servicing  income and other payments made as  compensation  for such  servicing  granted to it under the Pooling and  Servicing  Agreement  pursuant  to the terms and  conditions  set forth therein  (collectively,  the  "Servicing  Rights")  and  (ii)  the  Servicing  Rights  are not
included  in  the  collateral  in  which  RFC  grants  a  security  interest  pursuant  to the immediately preceding paragraph.

               3.     Concurrently with the execution and delivery hereof,  the Company hereby assigns to RFC without  recourse  all of its right,  title and interest in and to a de minimis portion of the Class R-I, Class R-II,  Class R-III and Class R-IV  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

               4.     RFC  represents  and  warrants  to  the  Company  that  on the  date  of execution  hereof (or, if otherwise  specified below, as of the date so specified and provided that all  percentages  of the  Mortgage  Loans  described  in this  Section 4 are  approximate percentages  by  outstanding  principal  balance  determined  as of  the  Cut-off  Date  after deducting payments due during the month of the Cut-off Date):

               (a)    The  information  set forth in  Exhibits  One-A and One-B to the  Series
Supplement  with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true  and  correct  in all  material  respects,  at the date or dates  respecting  which  such information is furnished;

               (b)    Each Mortgage Loan with a  Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the principal balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between  100.00%
and 95.01%,  at least 30% of the principal  balance of the Mortgage Loan at origination if the
Loan-to-Value  Ratio is  between  95.00%  and  90.01%,  at  least  25% of the  balance  if the
Loan-to-Value  Ratio is  between  90.00%  and  85.01%  and at least 12% of the  balance if the
Loan-to-Value  Ratio is between  85.00% and 80.01%.  To the best of the  Company's  knowledge, each such  Primary  Insurance  Policy is in full force and effect and the  Trustee is entitled to the benefits thereunder;

               (c)    Each  Primary  Insurance  Policy  insures  the  named  insured  and  its successors  and  assigns,  and the  issuer of the  Primary  Insurance  Policy is an  insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

               (d)    Immediately  prior  to the  assignment  of  the  Mortgage  Loans  to the
Company,  RFC had good title to, and was the sole owner of, each  Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation  and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

               (e)    Approximately  0.6% of the Group 1 Loans were 30 or more days delinquent in payment of principal and interest as of the Cut-off  Date,  and no Group 1 Loan has been so delinquent  more than once in the  12-month  period prior to the Cut-off  Date.  Approximately
1.2% of the  Group 2 Loans  were 30 or more  days  delinquent  in  payment  of  principal  and interest as of the Cut-off  Date,  and no Group 1 Loan has been so  delinquent  more than once in the 12-month period prior to the Cut-off Date;

               (f)    Subject  to clause  (e)  above as  respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or
Mortgage and no event which,  with notice and  expiration  of any grace or cure period,  would constitute  a  default,  breach,  violation  or event of  acceleration,  and no such  default, breach,  violation  or event of  acceleration  has been  waived by the  Seller or by any other entity involved in originating or servicing a Mortgage Loan;

               (g)    There is no  delinquent  tax or  assessment  lien against any  Mortgaged
Property;

               (h)    No Mortgagor has any right of offset,  defense or counterclaim as to the related  Mortgage Note or Mortgage  except as may be provided under the  Servicemembers  Civil
Relief  Act,  formerly  known as the  Soldiers'  and  Sailors'  Civil  Relief Act of 1940,  as
amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i)    There are no  mechanics'  liens or claims  for work,  labor or  material affecting  any  Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the related Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy described under clause (aa) below;

               (j)    Each  Mortgaged  Property  is free of damage  and in good  repair and no notice  of  condemnation  has been  given  with  respect  thereto  and RFC  knows  of  nothing involving any Mortgaged  Property  that could  reasonably be expected to materially  adversely affect the value or marketability of any Mortgaged Property;

               (k)    Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation  of the  borrower  enforceable  in  accordance  with its terms except as limited by
bankruptcy,   insolvency  or  other  similar  laws  affecting  generally  the  enforcement  of creditor's rights;

               (l)    Each  Mortgage  contains  customary  and  enforceable  provisions  which render  the  rights and  remedies  of the holder  adequate  to  realize  the  benefits  of the security  against the  Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary  foreclosure,  if available under applicable law,  and (iii)  otherwise  by  foreclosure,  and  there is no  homestead  or other  exemption available to the Mortgagor  that would  interfere  with such right to sell at a trustee's sale or right to  foreclosure,  subject  in each case to  applicable  federal  and  state  laws and judicial precedents with respect to bankruptcy and right of redemption;

               (m)    With respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified  under  applicable law to serve as such is properly  named,  designated and serving, and except in  connection  with a  trustee's  sale after  default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee  under any  Mortgage  that is a deed of trust;

               (n)    The Mortgage  Loans are  payment-option,  hybrid  adjustable-rate  first lien mortgage  loans,  with a negative  amortization  feature  having terms to maturity of not more than 30 years from the date of origination  or  modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

               (o)    If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold estates for residential  properties is an  accepted  practice  in the area  where  the  related  Mortgaged  Property  is  located;
residential  property in such area consisting of leasehold estates is readily marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which  the  leasehold  could be  terminated  or  subject  to any  charge or  penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity  date of such Mortgage Loan;

               (p)    Each Assigned  Contract  relating to each Pledged Asset Loan is a valid, binding and legally enforceable  obligation of the parties thereto,  enforceable in accordance with  their  terms,  except  as  limited  by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditor's rights;

               (q)    The  Assignor is the holder of all of the right,  title and  interest as owner of each Pledged Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the  assignment  hereof by RFC validly  transfers  such right, title and interest to the Company  free and clear of any pledge,  lien,  or security  interest or other encumbrance of any Person;

               (r)    The full  amount of the  Pledged  Amount  with  respect to such  Pledged
Asset Loan has been  deposited with the custodian  under the Credit  Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (s)    RFC is a member of MERS,  in good  standing,  and  current in payment of all fees and  assessments  imposed by MERS,  and has complied with all rules and procedures of
MERS in  connection  with its  assignment  to the Trustee as assignee of the  Depositor of the
Mortgage relating to each Mortgage Loan that is registered with MERS,  including,  among other things,  that RFC shall have  confirmed  the  transfer  to the  Trustee,  as  assignee  of the
Depositor, of the Mortgage on the MERS(R)System;

               (t)    No instrument of release or waiver has been executed in connection  with the  Mortgage  Loans,  and no  Mortgagor  has been  released,  in  whole  or in part  from its obligations in connection with a Mortgage Loan;

               (u)    With respect to each  Mortgage  Loan,  either (i) the  Mortgage  Loan is assumable  pursuant to the terms of the Mortgage  Note,  or (ii) the Mortgage  Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without the prior consent of the mortgagee thereunder;

               (v)    The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to disbursements of any escrow funds therefor
(including  any  escrow  funds  held to  make  Monthly  Payments  pending  completion  of such improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid;

               (w)    The   appraisal   was  made  by  an  appraiser  who  meets  the  minimum
qualifications for appraisers as specified in the Program Guide;

               (x)    To the best of RFC's  knowledge,  any  escrow  arrangements  established with respect to any Mortgage  Loan are in  compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (y)    Each   Mortgage  Loan  was   originated   (1)  by  a  savings  and  loan
association,  savings  bank,  commercial  bank,  credit  union,  insurance  company or similar institution  that is  supervised  and  examined  by a  federal  or state  authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to Sections 203 and 211 of the National
Housing  Act,  as amended,  or (3) by a mortgage  broker or  correspondent  lender in a manner such that the Certificates  would qualify as "mortgage related  securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

               (z)    All  improvements  which were  considered in  determining  the Appraised
Value  of the  Mortgaged  Properties  lie  wholly  within  the  boundaries  and  the  building
restriction   lines  of  the  Mortgaged   Properties,   or  the  policy  of  title   insurance
affirmatively  insures  against  loss  or  damage  by  reason  of  any  violation,  variation, encroachment  or adverse  circumstance  that either is disclosed or would have been  disclosed by an accurate survey;

               (aa)   The  information set forth in the prepayment  charge  schedule  attached hereto as Exhibit B (the "Prepayment  Charge  Schedule") is complete,  true and correct in all material  respects  as of the  Cut-off  Date,  and each  prepayment  charge  set  forth on the
Prepayment  Charge  Schedule  ("Prepayment  Charge")  is  enforceable  and was  originated  in compliance with all applicable federal, state and local laws;

               (bb)   None of the Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are referred to as a (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law imposes  greater restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

               (cc)    Each  Mortgage  Loan at the time it was made  complied in all  material respects with applicable  local,  state and federal laws,  including,  but not limited to, all applicable anti-predatory, abuse and fair lending laws;

               (dd)   None of the Mortgage  Loans are subject to the Home Ownership and Equity
Protection Act of 1994 ("HOEPA"), as implemented in Section 226.32 of Regulation Z;

               (ee)   None of the  Mortgaged  Properties  are  units in  manufactured  housing developments;

               (ff)   There is no Mortgage  Loan in the trust that was  originated on or after
October  1, 2002 and  before  March 7, 2003,  which is  secured  by  property  in the State of
Georgia;

               (gg)   No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable  (as such terms are defined in the then current  Standard & Poor's  LEVELS(R)Glossary  which is now
Version 6.0,  Appendix E (attached  hereto as Exhibit  A));  and there is no mortgage  loan in the trust that was  originated on or after  January 1, 2005,  which a "high cost home loan" as defined under the Indiana Home Practices Act (I.C. 2409);

               (hh)   No Group 2 Loan is a  "High-Cost  Home Loan" as  defined in the  Georgia
Fair Lending  Act, as amended (the  "Georgia  Act").  No Mortgage  Loan subject to the Georgia
Act and  secured by owner  occupied  real  property  or an owner  occupied  manufactured  home located in the State of Georgia  was  originated  (or  modified)  on or after  October 1, 2002 through and including March 6, 2003.

               (ii)   No  Group 2 Loan is a  "High-Cost  Home  Loan"  as  defined  in New York
Banking Law 6-1;

               (jj)   No Group 2 Loan is a  "High-Cost  Home Loan" as defined in the  Arkansas
Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

               (kk)   No Group 2 Loan is a  "High-Cost  Home Loan" as defined in the  Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

               (ll)   No Group 2 Loan is a "High-Cost  Home Loan" as defined in the New Jersey
Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

               (mm)   No Group 2 Loan is a "High-Cost  Home Loan" as defined in the New Mexico
Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann.ss.ss.58-21A-1 et seq.);

               (nn)   No Group 2 Loan is a  "High-Risk  Home Loan" as defined in the  Illinois
High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

               (oo)   No Group 2 Loan is a "High-Cost  Home  Mortgage  Loan" as defined in the
Massachusetts  Predatory Home Loan Practices Act,  effective November 7, 2004 (Mass. Ann. Laws
Ch. 183C);

               (pp)   No Group 2 Loan is a "High Cost Home  Loan" as  defined  in the  Indiana
Home Loan Practices Act,  effective  January 1, 2005 (Ind.  Code Ann.  Sections 24-9-1 through
24-9-9);

               (qq)   No Group 2 Loan is a balloon  mortgage loan that has an original  stated
maturity of less than seven (7) years;

               (rr)   No Group 2 Loan that was  originated  on or after  October 31, 2004,  is subject to  mandatory  arbitration  except when the terms of the  arbitration  also  contain a waiver  provision  that  provides  that in the event of a sale or transfer of the Group 2 Loan or  interest  in the Group 2 Loan to Fannie  Mae,  the terms of the  arbitration  are null and void and cannot be  reinstated.  The Company  hereby  covenants that the Seller or Servicer of the Group 2 Loans,  as  applicable,  will notify the borrower in writing within 60 days of the sale or  transfer  of such  Group 2 Loan to Fannie Mae that the terms of the  arbitration  are null and void.

               (ss)   The  originator  of  each  Group 2 Loan  offered  the  related  borrower mortgage  loan  products  for  which the  borrower  qualified  and,  to RFC's  knowledge,  the originator  did not  encourage or require the borrower to select a mortgage  loan product that is a higher cost product designed for less creditworthy borrowers.

               (tt)   The  originator  of  each  Group  2  Loan   adequately   considered  the
borrower's  ability to make payments by employing  underwriting  techniques  that considered a variety of factors,  such as: the borrower's  income,  assets and liabilities,  and not solely the collateral value, in deciding to extend the credit at the time of origination.

               (uu)   With  respect to any Group 2 Loan that  contains a provision  permitting imposition of a penalty upon a prepayment prior to maturity:

                      (i) the  Seller's  pricing  methods  include  mortgage  loans  with  and without prepayment premiums;

                      (ii)  borrowers  selecting  Group 2 Loans which include such  prepayment premiums  receive some  benefit,  (e.g.,  a rate or fee  reduction),  in exchange for selecting a Group 2 Loan with a prepayment premium;

                      (iii)  the  originator  of the Group 2 Loan had a  verifiable  policy of offering the  borrower,  or requiring  third-party  brokers to offer the borrower an array of mortgage loan products that included  mortgage loan products  with  prepayment  premiums and mortgage loan products that did not require payment of such a premium;

                      (iv) the  prepayment  premium is  disclosed  to the borrower in the loan documents pursuant to applicable state and federal law;

                      (v) the  duration of the  prepayment  penalty  does not exceed three (3)
                      years from the date of the note evidencing the Group 2 Loan; and

                      (vi)  notwithstanding  any state or  federal  law to the  contrary,  the
                      Master  Servicer  shall  not  impose  such  prepayment  premium  in  any instance  when the  mortgage  debt is  accelerated  as the result of the borrower's default in making the loan payments;

               (vv)   No  borrower  was  required  to  purchase  any  single   premium  credit
insurance  policy  (e.g.,  life,  mortgage,  disability,  accident,  unemployment,  or  health insurance  product) or debt  cancellation  agreement as a condition of obtaining the extension of credit.  No borrower  obtained a prepaid  single  premium  credit  insurance  policy (e.g., life,  mortgage,  disability,  accident,  unemployment,  or health insurance  product) or debt cancellation  agreement in connection  with the  origination  of the Group 2 Loan. No proceeds from any Group 2 Loan were used to purchase  single premium credit  insurance  policies (e.g., life,  mortgage,  disability,  accident,  unemployment,  or health insurance  product) or debt cancellation  agreements  as part of the  origination  of, or as a condition to closing,  such
Group 2 Loan;

               (ww)   All points  and fees  related  to each  Group 2 Loan were  disclosed  in writing to the borrower in accordance  with  applicable  state and federal law and regulation.
No  borrower  was  charged  "points  and fees"  (whether  or not  financed)  in an amount that exceeds  the  greater  of (1) 5% of the  principal  amount of the Group 2 Loan or (2)  $1,000;
such  limitation is calculated in accordance  with Fannie Mae's  requirements  as set forth in the Fannie Mae Selling Guide;

               (xx)   All fees and  charges  (including  finance  charges)  and whether or not financed,  assessed,  collected or to be  collected in  connection  with the  origination  and servicing of each Group 2 Loan has been  disclosed  in writing to the  borrower in  accordance with applicable state and federal law and regulation;

               (yy)   The Servicer  will transmit  full-file  credit  reporting  data for each
Group 2 Loan pursuant to Fannie Mae Guide  Announcement  95-19 and that for each Group 2 Loan,
Servicer  agrees it shall  report one of the  following  statuses  each month as follows:  new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off; and

               (zz)   No Mortgage Loan that is a "residential mortgage transaction" within the meaning of the federal Truth in Lending Act, as implemented in Regulation Z, 12 CFR
Section 226.2, has either an "annual percentage rate" or "total points and fees" payable by the borrower that exceeds the applicable thresholds under HOEPA.

               RFC shall  provide  written  notice to GMAC  Mortgage,  LLC of the sale of each
Pledged  Asset Loan to the  Company  hereunder  and by the  Company to the  Trustee  under the
Pooling  and  Servicing  Agreement,  and shall  maintain  the  Schedule  of  Additional  Owner
Mortgage  Loans (as defined in the Credit Support  Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such Pledged Asset Loan,  all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of
the  foregoing   representations  and  warranties  in  respect  of  any  Mortgage  Loan  which materially and adversely  affects the interests of any holders of the  Certificates  or of the
Company in such  Mortgage  Loan or upon the  occurrence  of a  Repurchase  Event  (hereinafter defined),  notice of which  breach or  occurrence  shall be given to the Company by RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, either (i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified
Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and  subject to the
limitations   set  forth  in  Section   2.04  of  the   Pooling   and   Servicing   Agreement.
Notwithstanding  the  foregoing,  it is understood by the parties  hereto that a breach of the representations  and  warranties  made in any of clauses  (cc)  through (zz) of this Section 4 with respect to any Group 2 Loan will be deemed to materially  and adversely  affect the value of the  related  Mortgage  Loan or the  interests  of the Holders of the  Certificates  in the related  Mortgage  Loan.  Notwithstanding  the  foregoing,  RFC shall not be  required to cure breaches,  Repurchase  Events or purchase or substitute  for Mortgage  Loans as provided above if  the  substance  of  such  breach  or  Repurchase  Event  also  constitutes  fraud  in  the origination  of the Mortgage  Loan.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase or substitute a Mortgage Loan pursuant to this Section
4 was the  representation  and  warranty  set forth in clause (cc) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any  liability,  penalty  or  expense  that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred  and paid by the Trust Fund  thereafter,  concurrently  with such payment.

               5.     With  respect  to each  Mortgage  Loan,  a first lien  repurchase  event
("Repurchase  Event") shall have  occurred if it is  discovered  that, as of the date thereof, the related  Mortgage  was not a valid first lien on the related  Mortgaged  Property  subject only  to  (i) the  lien  of real  property  taxes  and  assessments  not yet due and  payable,
(ii) covenants,  conditions,  and restrictions,  rights of way, easements and other matters of public  record  as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed  in the  Program  Guide  and  (iii)  other  matters  to which  like properties  are commonly  subject which do not  materially  adversely  affect the value,  use, enjoyment  or  marketability  of the  Mortgaged  Property.  In  addition,  with respect to any
Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan subsequently  is in  default  and  the  enforcement  thereof  or of the  related  Mortgage  is materially  adversely  affected by the absence of the  original  Mortgage  Note,  a Repurchase
Event shall be deemed to have  occurred and RFC will be obligated to  repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6.     This  Agreement  shall inure to the  benefit of and be binding  upon the parties hereto and their  respective  successors  and assigns,  and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and
Assumption Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By:
                                                   Name:  Tim Jacobson
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:
                                                   Name: Joseph Orning
                                                   Title:   Vice President

                                          EXHIBIT A

                      APPENDIX E OF THE STANDARD AND POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 6.0

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

------------------------------------------------------------------------------------------------
                        STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.
                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.
                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.
                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.
                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.
                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.
                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.
                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34
                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.
                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Indiana                      Indiana Home Loan Practices Act, Ind.    High Cost Home Loans
                             Code Ann.ss.ss.24-9-1-1 et seq.
                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                             Sections 16a-1-301 and 16a-3-207         16a-3-207) and;
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.
                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage
                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.
                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.
                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.
                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan
                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.
                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.
                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)
                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.
                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.
                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

------------------------------------------------------------------------------------------------
                         STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

------------------------------------------------------------------------------------------------
                          STANDARD & POOR'S HOME LOAN CATEGORIZATION
------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.
                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.
                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.
                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------

                                          EXHIBIT B

                                  PREPAYMENT CHARGE SCHEDULE

                                      [ON FILE WITH RFC]